UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2008

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia	22031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 22, 2008, the Board of Directors of ICF International, Inc. (the “Company”) approved amendments to Section 1.4 of the Company’s amended and restated bylaws, which also resulted in the deletion of former Section 2.2 of the Company’s bylaws. Specifically, the amendments were to the advance notice provisions of the bylaws to remove ambiguities and to take into account recent Delaware case law, and were effective immediately upon approval. Such amendments implemented changes in relation to the Company’s advance notice procedures, including the following:

•	distinguishing between nominations and other business to be considered at the stockholder meeting;

•	requiring the disclosure of all ownership interests, including derivatives, of a stockholder making a proposal or nominating a director candidate;

•

requiring that a proponent of business other than nominations describe the business proposed to be conducted at the meeting, any material interest the proponent has in such business and any agreements the proponent may have with other entities in connection with the proposed business;

•

further elaborating upon the information required to be provided by a stockholder that proposes to nominate a director candidate to include, in addition to all information required to be disclosed in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, a description of all direct and indirect compensation and other material monetary agreements during the past three years and other material arrangements between the stockholder and nominee;

•

requiring a completed questionnaire by the proposed nominee, in a form provided by the Company, to be submitted with the stockholder proponent’s notice, that particularly requires candidates to represent that they do not have any undisclosed voting commitments or other arrangements with respect to director actions; and

•

clearly distinguishing the advance notice requirements from the requirements under Rule 14a-8 of the Securities and Exchange Commission’s proxy rules for companies to include stockholder proposals in the Company’s proxy statement.

Further, the advance notice deadlines in Section 1.4 have been amended from those set forth in the 2008 Proxy Statement under the caption “Stockholders’ Proposals for the 2009 Annual Meeting.” Pursuant to new Section 1.4(a)(ii), any nominations or other business to be brought before an annual meeting by a stockholder must be presented in a timely notice to the Company’s Secretary and to be considered timely, such notice must generally be delivered to the Secretary no earlier than the close of business on the 120th day and not later than the close of business on the 90 th day prior to the first anniversary of the preceding year’s annual meeting, subject to limited exceptions if the annual meeting is more than 30 days before or more than 60 days after such anniversary. Based on the Company’s 2008 annual meeting date of June 5, 2008, such notice for the 2009 annual meeting should be provided no earlier than the close of business on February 5, 2009 and not later than March 9, 2009.

The preceding description is qualified in its entirety by reference to the amended and restated bylaws of the Company, which are filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1	Amended and Restated Bylaws of ICF International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: September 23, 2008	By:	/s/ Judith B. Kassel
Judith B. Kassel
General Counsel and Secretary

Exhibit Index

Exhibit No.	Document
3.1	Amended and Restated Bylaws of ICF International, Inc.